Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2020
Property and Equipment, net
Schedule of property and equipment, net

	As of December 31,
	2019	2020
	US$	US$
Electronic equipment	9,622,184	12,729,696
Office equipment and furniture	334,452	363,163
Motor vehicles	82,470	82,470
Leasehold improvements	1,410,105	1,714,381
Construction in progress	76,200	5,811
Total	11,525,411	14,895,521
Less: Accumulated depreciation	(5,855,562)	(9,501,779)
Property and equipment, net	5,669,849	5,393,742